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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50584

                        Date of Report: August 23, 2011

                               LD HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)

                     Nevada                                      98-0335555
         (State of other jurisdiction of                       (IRS Employer
           incorporation or organization                     Identification No.)

       1070 Commerce Drive, Building II, Suite 303, Perrysburg, OH 43551
              (Address of principal executive offices) (Zip Code)

                                 (419) 873-1111
              (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On August 22, 2011, LD Holdings, Inc. (LDHL), a Nevada corporation signed a Letter of Intent setting forth certain non-binding understandings and intent for certain binding commitments between LD Holdings, Inc. (hereafter called LDHL) and SE Holdings, LLC (hereafter called SEH), with respect to a proposed transaction in which both Parties will outline general purposes of the proposed business proposition.

The details of the business will be more particularly set forth in a Business Agreement to be mutually agreed upon by the Parties. The Letter of Intent outlines the proposed transaction based on each Party's present understanding of the business.

1. FORMATION OF NEW COMPANY. LDHL and SEH will form a new company called Video Business Center, Inc. (VBC) as a public entity. VBC will be a business development services company and will provide a comprehensive range of services with the objective of facilitating and enhancing existing businesses, and incubating and establishing new businesses.

2. EQUITY PARTICIPATION. SEH will own 51% of VBC, and LDHL will own 49% of VBC.

3. VBC ELECTRONIC PLATFORM. VBC will establish a video based platform (VBC Platform) that utilizes video, audio, and data allowing users to communicate, collaborate and build relationships. The VBC Platform will be configured at one or more host locations and will use Internet servers to provide access and functionality to its users.

4. THE VIDEO BUSINESS CENTER. The VBC Video Business Center will be a place for businesses, entrepreneurs, investors, executive job seekers, individuals, organizations, and institutions to communicate, relate, and collaborate using video for their business activities. Use of the Video Business Center will be by annual subscription, and access will be by computer with Internet and camera.

5. VBC BUSINESS MODEL. VBC will use the proprietary SEH VBC Platform to be able to offer many types of business services to its Subscribers, including but not limited to:

- Business Communications - Online, video-enabled

- Business Development - Formation of a growing group of VBC-owned subsidiary companies in selected industries establishing dynamic business models that utilize the VBC Platform

- Business Professional Services - Online video sessions provided by hundreds of business professionals from a diverse selection of professional services, billed by the minute

- Many other services to be defined by VBC

6. ELEMENTS OF VBC PLATFORM. The VBC Platform will be constructed to include several component parts and competencies, including but not limited to:

- Video E Mail

- Video Conferencing

- Video Collaboration

- Contact Management Programs

- Billing and ACH Management Program

- Databases

- Other Components Parts and Competencies

7. VBC SUBSCRIBER FEES. VBC will have a schedule of fees with amounts of fees to be determined by VBC. Fees include but are not limited to:

- Annual Subscription Fee for Video Business Center Website Use - $ Per Year

- VBC Deal Maker Consulting Services - $ Per Hour

- VBC Investment Services - % of Gross Amount Invested

- VBC Equity Participation - as negotiated

- Other Fees to be added as determined by VBC

8. OWNERSHIP OF VBC BUSINESS MODEL. It is understood and agreed by both Parties that SEH is the owner and developer of the VBC Platform, VBC Technologies, and VBC Business Model, and that SEH will license the use of its technologies and platform to VBC on a non-exclusive basis, and that SEH may use its VBC type technologies, platform, and business models at any time for any reason for its own businesses and projects independent of VBC. It is agreed by both Parties that SEH will have a License Fee Agreement for 5% of Gross Revenues and an SEH Royalty Agreement for 10% of Net Profits with VBC, and all VBC Clients and Subsidiary Companies, except LDHL and its subsidiary companies.


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9. SUBSIDIARY COMPANIES. The VBC Platform will enable VBC to start and/or acquire Subsidiary Companies and to support and serve the Subsidiary Companies once they are established and conduct business operations. Subsidiary Companies will be formed in various industries that will utilize the VBC Platform.

10. SUBSIDIARY COMPANY STRUCTURING. Each VBC Subsidiary Company will be 80.1% owned by VBC. The remaining 19.9% equity ownership will differ for each Subsidiary Company and may include previous contributors and founders such as SEH or other individuals, investors, and contributors, as well as new investors and contributors.

11. SUBSIDIARY COMPANY COMPENSATION PLANS. VBC will establish compensation plans for each VBC Subsidiary Company will have compensation plans for its principals, executives, employees, consultants, and strategic partners.

12. DEVELOPMENT OF VBC PLATFORM. LD Financial will attempt to raise capital in the amount of $50,000 and provide a loan to SEH for its design, development, and programming services to establish the initial Phase One VBC website. This Phase One VBC website will be functional enough with Video E Mails Video Conferencing, Collaboration, and User Contact Management to enable VBC to begin the process of speaking to potential Investors to subscribe to and use the VBC Platform. A separate agreement will be prepared and used for this initial website development funding. Further injections of capital will be required for the next steps in the development of the VBC Platform, which include hours of human resources, data collection and management, marketing, deal making services, security and encryption, added technical functionalities, and more.

13. VBC BUSINESS DEVELOPMENT. When the VBC Phase One website is launched, VBC plans to use its best efforts to interest investors in subscribing to VBC, begin the process of gathering data to populate VBC databases, and to initiate VBC deal making services, and form subsidiary companies. Once VBC is trading as a public company, it plans to conduct a Phase Two capital raise for further development of the VBC company and its subsidiaries, amount of capital raise to be determined by VBC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LD Holdings, Inc.

Dated: August 22, 2011                          By: /s/ John Ayling
                                                    John Ayling, President

SE Holdings, LLC

Dated: August 22, 2011                          By: /s/ Sheryl Epstein
                                                    Sheryl Epstein, President





This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 27E of the Securities Act of 1934. Statements contained in this release that are not historical facts may be deemed to be forward-looking statements. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, ability to obtain financing and regulatory and shareholder approvals for anticipated actions.



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